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                 LONG-TERM STOCK OPTION PLAN FOR KEY EMPLOYEES


Section 1.  Purpose

     The purpose of the Plan is to promote the long-term success of the Company by providing a continuing long-term incentive for officers and key employees of the Company and its subsidiaries. The Plan is designed to encourage a stockholder view of the Company and to assist the building of a stock ownership interest by the key executives whose superior performance is vital to the long-term success of the Company.

Section 2.  Administration

     The Plan shall be administered by the Committee which shall consist of not less than three directors of the Company, none of whom is eligible to participate in the Plan, who shall be appointed and serve at the pleasure of the Board of Directors. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be deemed the acts of the Committee. Subject to the provisions of the Plan and to directions by the Board of Directors, the Committee is authorized to adopt such rules, regulations, and guidelines and to take such action in the administration of the Plan as it shall deem proper.

Section 3.  Participants

     Officers and key employees of the Company and its subsidiaries (to the extent permissible by law), including employee directors, shall be eligible to participate in the Plan. Directors who are not otherwise officers or employees of the Company or of a subsidiary shall not be eligible. The Committee shall in its sole discretion from time to time select eligible persons as participants and determine the extent and manner of their participation.

Section 4.  Shares Subject to Plan

     There is hereby reserved for the purposes of the Plan 1,000,000 shares of Common Stock, which may be either authorized and unissued shares or treasury shares. The number of shares reserved shall be subject to adjustment as provided in Section 7 of the Plan. In the event that any option expires, lapses, or otherwise terminates (except in the case of surrender of all or a portion of an option upon the exercise of a stock appreciation right) prior to being fully exercised, any unexercised shares covered by such option shall remain available for the purposes of the Plan.

Section 5.  Stock Options

5.1 - Grant of Options

     The Committee may from time to time, subject to the provisions of the Plan, grant options to officers and key employees to purchase shares of Common Stock. Each option shall be evidenced by a written stock option agreement between the Company and the participant to whom such option is granted, specifying the number of shares of Common Stock that may be acquired by its exercise and containing such terms and conditions consistent with the Plan as the Committee shall determine.
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5.2 - Types of Options

     Options granted pursuant to the Plan may be either Incentive Stock Options or Nonstatutory Stock Options. The Committee, in its discretion, shall determine whether and to what extent options granted under the Plan shall be designated as Incentive Stock Options, or as Nonstatutory Stock Options, and such options shall be granted separately hereunder. The Committee, in its discretion, also shall determine whether and to what extent options originally designated as Incentive Stock Options may remain Incentive Stock Options pursuant to paragraph (a) of Section 5.3 below, in the event of the acceleration of the exercisability of any such option. The Committee, in its discretion, may allow certain optionees holding unexercised Incentive Stock Options to convert such options to Nonstatutory Stock Options.

5.3 - Option Requirements

     Each option granted under the Plan shall be subject to the provisions of the Plan, to any additional or more restrictive terms and conditions as may be specified by the Committee in its discretion, and to the following:

(a) The Committee may not grant Incentive Stock Options to any participant under schedules that would permit the initial exercise in any one calendar year of Incentive Stock Options to purchase more than $100,000 of Common Stock of the Company valued at Fair Market Value at the time of the grant; provided, further, that in the event of any acceleration of the exercisability of any Incentive Stock Options previously granted to a participant, such accelerated options shall remain designated as Incentive Stock Options pursuant to Section 5.2 above, but only to the extent permitted by Section 422A(b)(7) of the Internal Revenue Code of 1986, as amended (hereinafter the "Code") and regulations thereunder.

(b) The price at which each share covered by the option may be acquired shall be determined by the Committee at the time the option is granted and shall not be less than the Fair Market Value of the stock on the date the option is granted.

(c) No option shall be exercisable until eighteen months from the date of grant of the option, except in the event of death or disability as set forth in paragraph (h) below and except in the event of any Change in Control as set forth in Section 7.3 below.

(d) No Incentive Stock Option granted prior to January 1, 1987, to a participant who has previously been granted an Incentive Stock Option under the Plan or under any other stock option plan of the Company or any parent or subsidiaries may be exercised until after such earlier Incentive Stock Option has been exercised in full or has expired by reason of lapse of time. The grant or exercise of any Nonstatutory Option, and the grant or exercise of any Incentive Stock Option granted after December 31, 1986, shall not affect the sequence in which Incentive Stock Options granted prior to 1987 may be exercised.

(e) No shares of stock may be acquired by exercise of an option after a maximum of ten years from the date the option was granted.

(f) The option shall be exercisable by the participant only while an employee of the Company or any of its subsidiaries, or within three months after the participant ceases to be employed by any of such corporations, for any reason other than retirement, Disability, or death.
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(g)  In the event of the retirement of the participant, commencing with the date of retirement, and prior to its expiration date, an option must be exercised during a period of three years (although an unexercised Incentive Stock Option will cease to be treated as such and will become a Nonstatutory Stock Option after three months). However, an Incentive Stock Option granted prior to February 26, 1990 must be exercised within three months commencing with the date of retirement.

(h) In the event of death of the participant, the option must be exercised prior to its expiration and within eighteen months from the date of death. In the event of the Disability of the participant, the option must be exercised prior to its expiration and within twelve months from the date of termination of employment due to such Disability. Each such option may be exercised as to all or any portion thereof without regard to the limitation contained in paragraph (c) of this Section.

(i) The option shall not be transferable by the participant otherwise than by will or by the laws of descent and distribution. The option may be exercised only during the participant's lifetime by the participant.

(j) The option may be exercised in whole or in part from time to time by written request received by the Treasurer of the Company. The option price of each share acquired pursuant to an option shall be paid in full at the time of each exercise of the option either in cash, or in the discretion of the Committee, by delivering to the Company shares of the Company's Common Stock or any combination of such shares and cash, having an aggregate Fair Market Value equal to the option price of the shares being acquired. However, shares of the Company's Common Stock previously acquired by the participant under the Plan or any other stock option plan of the Company shall not be utilized for purposes of payment upon the exercise of an option unless those shares have been owned by the participant for a twelve-month period or such longer period as the Committee may determine.

(k) Exercise of an option in any manner shall result in a decrease in the number of shares which thereafter may be available for the purposes of the Plan by the number of shares as to which the option is exercised.

Section 5.4.  Share Tax Withholding

     At the discretion of the Committee, share tax withholding may be granted to any participant with an outstanding Nonstatutory Stock Option granted prior to November 25, 1991 and may be included as a term of any grant of any stock option after that date. Share tax withholding shall entitle the participant to elect to satisfy, in whole or in part, any withholding obligations in connection with the exercise of a stock option by requesting that the Company either (i) withhold shares of Common Stock otherwise issuable to the participant upon such exercise or (ii) by accepting delivery of shares of Common Stock previously owned by participant. In either case, the Fair Market Value of such shares of Common Stock will generally be determined on the date of exercise. Shares of Common Stock previously acquired by the participant under the Plan or any other stock option plan of the Company shall not be utilized for satisfaction of any withholding obligation upon the exercise of an option unless those shares have been owned by the participant for a twelve-month period or such longer period as the Committee may determine. Notwithstanding any other provision hereof to the contrary, the Committee, in its sole discretion, may at any time suspend, terminate, or disallow any or all entitlements to share tax withholding previously granted or extended to any participant.

Section 6.  Stock Appreciation Rights
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(a)  The Committee may, in its discretion, grant stock appreciation rights in connection with all or any part of an option granted under the Plan. Any stock appreciation rights granted in connection with an option shall be governed by the terms of the option agreement and the Plan. Stock appreciation rights shall not be transferable or assignable separately from the options to which they relate. Stock appreciation rights shall be exercisable only when the Fair Market Value of the shares subject thereto exceeds the option price of the related option and to the extent that the option to which they relate is exercisable.

(b) Stock appreciation rights shall permit the participant, upon exercise of such rights, to surrender the related option, or any portion thereof, and to receive, without payment to the Company (except for applicable withholding taxes), an amount equal to the excess of the Fair Market Value, on the date of such exercise, of the stock covered by such option or portion thereof over the option price of such stock as provided in such option. Such amount shall be paid in shares of Common Stock valued at Fair Market Value on the date of exercise. No fractional shares shall be issued as a result of exercising a stock appreciation right. In the Committee's sole discretion, share tax withholding, as described and limited by Section
     5.4 hereof, may be awarded to or otherwise considered a term of any stock appreciation right whenever granted.

(c) Upon the exercise of a stock appreciation right and surrender of the related option, or portion thereof, such option, to the extent surrendered, shall be terminated, and the shares covered by the option so surrendered shall no longer be available for purposes of the Plan.

Section 7.  General Provisions

7.1 - Definitions

     The capitalized terms as used in the Plan shall have the meanings set forth in this Section 7.1.

(a) Committee - Committee appointed pursuant to Section 2 to administer the Plan.

(b) Common Stock - Common Stock of the Company of the par value of $1.00 per share.

(c)  Company - Armstrong World Industries, Inc.

(d) Disability - Total and permanent disability within the meaning of Section 22(e)(3) of the Code.

(e) Fair Market Value - The closing price of the Common Stock on the New York Stock Exchange (Composite Tape) on the applicable date or, if no sales were made on such date, on the next preceding date on which sales of the Common Stock were made.
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(f)  Incentive Stock Options - Stock options meeting the qualifications for incentive stock options under Section 422A of the Code.

(g) Nonstatutory Stock Options - Stock options which are not Incentive Stock Options.

(h) Plan - The Long Term Stock Option Plan for Key Employees as set forth herein.

7.2 - Adjustment in Numbers of Shares and Option Prices

     The number of shares specified in Section 4 to be reserved for the pur-poses of the Plan, the number of shares subject to any option granted under the Plan, the option price specified in any such option, and the class of shares to be sold under options shall be adjusted by the Board of Directors at such times and in such amounts as the Board, in its discretion, may determine to be appropriate to give effect to any subdivision or combination of the outstanding Common Stock into a greater or lesser number of shares, stock dividend, reclassification of shares, reorganization, merger, consolidation, exchange of shares, or other change in the capitalization or organization of the Company.
If the Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, there shall be substituted for the shares covered by each outstanding option under the Plan, the number and kinds of shares of stock or other securities which would have been substituted therefor if such shares had been outstanding on the date fixed for determining the shareholders entitled to receive such changed or substituted stock or other securities.

7.3 - Option Exercise Acceleration

     In the event of any Change in Control as such term is defined in
Section 1.01 of the Employment Protection Plan for Salaried Employees as then in effect, the exercise period set forth in Section 5.3(c) shall be reduced to six months. Any prior option granted under this Plan shall have the benefit of this Section.

7.4 - No Right to Employment

     Nothing contained in the Plan, nor in any option granted pursuant to the Plan, shall confer upon any participant any right with respect to continuance of employment by the Company or its subsidiaries, nor interfere in any way with the right of the Company or its subsidiaries to terminate the employment or change the compensation of any employee at any time.

7.5 - Compliance with Government Regulations

     The Company shall not be required to issue or deliver shares or make payments upon any option or related stock appreciation right granted under the Plan prior to complying with the requirements of any governmental authority in connection with the authorization, issuance, or sale of such shares.

7.6 - Amendment and Discontinuance

     The Board of Directors may alter, suspend, or discontinue the Plan, provided that no such action shall affect or impair rights already granted to a participant without that person's consent, and provided further, that except as provided in Section 7.2, no action of the Board of Directors may increase the number of shares subject to the Plan or reduce the option price below Fair Market Value on the date of grant, materially modify the requirements for participant eligibility, or increase the term of any option beyond the maximum
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term permitted by the Plan.  Except with respect to matters as to which amend-
ments are prohibited by this Section, the Board of Directors is authorized and directed to make such amendments to the Plan or to the agreements entered into under the Plan as may be necessary to make Incentive Stock Options granted under the Plan qualify for most favorable Federal tax treatment accorded to stock options by the Code as the same may be amended from time to time.

7.7 - Effective Date and Duration of Plan

     The Plan shall become effective immediately upon the approval and adoption thereof at the annual meeting of the stockholders on April 30, 1984. All options granted under the Plan must be granted within ten years from its adoption date by the stockholders of the Company. Any options outstanding ten years after the adoption of the Plan may be exercised within the periods prescribed under or pursuant to the Plan.



Revised 5/8/92